united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Deer Park Total Return Credit Fund
Class A Shares: DPFAX
Class C Shares: DPFCX
Class I Shares: DPFNX

Annual Report
September 30, 2017

www.deerparkfund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

September 30, 2017

Dear Investor,

The Deer Park Total Return Credit Fund (the “Fund”) is an open end mutual fund that invests primarily in legacy non-agency mortgage backed securities (“RMBS”) and legacy asset backed securities (“ABS”) which we believe have a very attractive fundamental backdrop of an improving U.S. economy and housing market. The Fund targets a distribution yield of 3-8% and a high single-digit total return with little correlation to both investment grade and high yield bonds. As of September 30, 2017, approximately 88% of the fund is in floating-rate securities which we believe have the potential to provide significant protection in a rising interest rate environment.

Market Performance for the Fiscal Year Ending September 30, 2017

The Fund returned 3.86% in the third quarter of 2017, 11.51% over the trailing twelve months, and 11.68% annualized since the Fund’s inception on October 16, 2015. The Fund makes quarterly distributions which amounted to approximately $0.48/share over the fiscal year.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

	Q4 2016	Q1 2017	Q2 2017	Q3 2017	One Year	Inception through 9/30/2017*
DPFNX Class I (NAV)	2.44%	1.49%	3.28%	3.86%	11.51%	11.68%
DPFAX Class A (NAV)	2.38%	1.44%	3.32%	3.71%	11.29%	11.39%
DPFAX Class A (Max Load)	-3.51%	-4.40%	-2.62%	-2.29%	4.88%	8.07%
DPFCX Class C (NAV)	n/a	n/a	n/a	3.56%	n/a	6.51%
Barclays US Aggregate Bond Index	-2.98%	0.82%	1.45%	0.85%	0.07%	2.44%
HFRX Fixed Income – Credit Index	2.04%	1.17%	1.20%	0.87%	5.39%	2.64%

*	Inception date for the I and A share classes is October 16, 2015.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses. After this fee waiver, the expense ratios are 2.27%, 3.02%, and 2.02% for the Class A, C, and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The Fund’s total annual operating expenses are 3.28%, 4.03%, and 3.03% for the Class A, C, and I shares, respectively. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free (888) 868-9501. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Cumulative Returns

The following chart shows the cumulative returns of the Fund, the Barclay’s U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2017.

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Performance Statistics

The chart below shows performance statistics of the Fund relative to the Barclays U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2017.

	Deer Park Total	Bloomberg Barclays US	HFRX Fixed Income -
	Return Credit I	Aggregate Bond Index	Credit Index
Annualized Return	11.53%	2.71%	2.40%
Cumulative Return	23.26%	5.25%	4.66%
Standard Deviation	2.80%	2.87%	3.36%
Gain Deviation	4.05	2.17	2.30
Loss Deviation	0.55	1.90	2.39
Sharpe Ratio	3.96	0.79	0.58
Max Drawdown	-0.68%	-3.28%	-6.18%
Correlation to Deer Park	1.00	0.11	0.15

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Since the inception of the Fund on October 16, 2015 through September 30, 2017, the Fund’s performance was positive or flat 89% of the trading days and negative only 11% of the trading days. This compares favorably to the Bloomberg Barclay’s US Aggregate Bond Index and the HRFX Fixed Income-Credit Index shown below.

Daily Statistics	Deer Park Total Return Credit I	Bloomberg Barclays US Aggregate Bond Index	HFRX Fixed Income - Credit Index
Positive/Flat Days	440	263	289
Negative Days	52	229	203
% Positive/Flat Days	89%	53%	59%
% Negative Days	11%	47%	41%

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market Update

Market activity within the legacy residential mortgage-backed securities (RMBS) sector has been robust during much of the fiscal year. The demand for high yielding securities has driven an increase in interest from structured credit market participants. Specifically, we have observed an increased amount of purchasing activity from large money managers (e.g. mutual funds, insurance companies and banks). While the securities that these entities typically target reside on the higher levels of the capital structure, the influence on market prices has been observed for the broad array of tranches throughout the capital structure. This improvement in trade activity has resulted in both mark-to-market increases for legacy RMBS as well as attractive trading opportunities. While there has been a gradual decrease in spreads for segments of structured credit, the relative value and improved fundamental performance of these legacy residential deals has justified the positive market shift. Accordingly, performance for the portfolio reflects the positive influence of several factors, primarily, ongoing cash flow-driven yield and market price appreciation.

Structured Products Market

The structured products market has demonstrated a number of divergent trends over the past several years. Our focus as a diversified asset backed credit manager is to target the best opportunities within the array of structured products categories while thoughtfully underwriting underlying credit risk. The evolution of collateral performance trends as well as market influence on new securitizations have highlighted the relative attractiveness that currently exists in legacy non-agency RMBS.

Of note, the steady increase in currently paying portions of these pools together with the positive improvements in the U.S. housing market has continued to manifest itself in the form of increased equity ratios for legacy residential loan portfolios. As observed in the chart below, the stable increase in home price appreciation, as indicated by the FHFA year-over-year price change, has provided ongoing support to declining loan-to-value (LTV) ratios on these seasoned collateral pools. This chart demonstrates the impact of a representative cohort of legacy Subprime collateral. Here, LTV ratios have decreased from peak levels which had exceeded well over 100% at origination down to current levels in the low-70% range. Essentially, the legacy non-agency RMBS segment of the structured products market, which was one of the most highly levered asset classes in 2006-2007, has now benefitted from years of deleveraging. Furthermore, the improving outlook for inflation and U.S. economic growth expectations maintains a positive dynamic for ongoing performance for these legacy RMBS holdings.

Housing Market

As mentioned above, market activity within the legacy RMBS sector has been strong during much of the year and performance reflects the positive influence of ongoing cash flow-driven yield and market price appreciation. Importantly, these positive performance trends are rooted in strong fundamental dynamics. Unlike many other segments of the structured products market, the seasoned non-agency RMBS category, in particular, continues to benefit from the strength of the U.S. housing market and an overall deleveraging of the underlying loan pools. Of note, the rate of existing home sales continues to be strong and is currently running at 5.39 million units sold annually (National Association of Realtors (“NAR”), September 2017). This in-turn has translated to relatively constrained availability, as the current supply of existing homes remains close to the lowest level observed over the past decade (currently at 4.2 months’ supply, as of September). These supply/demand factors are just one aspect of what is an overall improving outlook for U.S. housing. As home prices continue to migrate higher the performance for legacy RMBS deals, in the form of decreasing delinquency rates, declining loan-to-value ratios and increasing value of the underlying collateral pools, continues to improve.

Interest Rates

In today’s potentially rising interest rate environment, we are often asked about the Fund’s sensitivity to rising rates. We believe the Fund has relatively low interest rate sensitivity due to the fact that approximately 88% of the portfolio is in adjustable rate (or floating rate) mortgages. In addition, the underlying securities within the Fund have relatively high yields and are purchased at significant discounts to par. Since the Fund’s inception in October 2015, there have been seven rising rate periods (as measured by the 10-year Treasury). In all seven periods the 10-Year Treasury, the Bloomberg Barclay’s US Aggregate Bond Index and the Bloomberg Barclay’s US Municipal Index all posted negative returns while the Fund posted positive returns in six of the seven periods. See the table below.

Periods of Rising Rates			Change In Yield		Performance			DPFNX Performance Compared To:

Start Date	End Date	Number of Days	10-Year U.S. Treasury	10-Year U.S. Treasury	Bloomberg Barclays US Aggregate Index	Bloomberg Barclays US Municipal Index	DPFNX (I Share)	Bloomberg Barclays US Aggregate Index	Bloomberg Barclays US Municipal Index
10/16/2015	11/9/2015	24	0.31%	-2.63%	-1.25%	-0.35%	0.80%	2.05%	1.15%
2/11/2016	3/11/2016	29	0.32%	-2.91%	-0.58%	-0.95%	-0.58%	0.00%	0.37%
4/7/2016	4/26/2016	19	0.24%	-2.05%	-0.65%	-0.06%	1.94%	2.59%	2.01%
7/8/2016	12/15/2016	160	1.24%	-9.87%	-4.28%	-5.02%	6.95%	11.23%	11.97%
2/24/2017	3/13/2017	17	0.31%	-2.40%	-1.54%	-0.88%	0.18%	1.72%	1.06%
4/18/2017	5/10/2017	22	0.25%	-1.89%	-0.88%	-0.26%	1.01%	1.89%	1.27%
6/26/2017	7/7/2017	11	0.25%	-2.15%	-1.02%	-0.79%	0.14%	1.16%	0.93%

Source: Bloomberg

Performance Attribution

The largest allocation and contributor to performance over the fiscal year has been the Fund’s holdings in Legacy Non-Agency RMBS.

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market Outlook

Broadly speaking, the steady recovery in collateral performance (e.g. declining delinquencies/ liquidations/losses) continues to drive strong cash flow performance for credit sensitive legacy securities. The trend is underpinned by the stability of the U.S. housing market. The most recent August S&P CoreLogic Case Shiller Index reported a healthy gain of 5.9% in home price appreciation on a year-over-year basis. The favorable outlook for the housing market remains intact as numerous metrics such as affordability, constrained inventory, and increasing new household formation (as well as others) point to ongoing strength.

In today’s uncertain environment, it is hard to see a better fundamental asset class than seasoned mortgages, in our opinion. These loans were created 10 to 20 years ago and many borrowers have built significant equity in their homes. Other borrowers have loans that have been modified to lower interest rates and for lower balance loans this can equate to a relatively low monthly payment. Conversely, renting a comparable property could cost significantly more each month. These borrowers are incentivized to do everything possible to pay their mortgage as renting would be detrimental to their household finances. Furthermore, the seasoned nature of these loans means that they are also entering into the amortization schedule where a considerable amount of the monthly payments are being applied to principal, accelerating the growth in equity.

We continue to find solid investment opportunities in legacy non-Agency RMBS. We believe that improving fundamentals and attractive return potential present a favorable investment alternative to the US equity markets, corporate bonds, and other global investment opportunities. We believe that now is a good entry point into the RMBS markets.

The Barclays Capital U.S. Aggregate Index provides a measure of the performance of the U.S. investment grades bonds market.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments.

The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

9551-NLD-11/27/2017

Deer Park Total Return Credit Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2017

The Fund’s performance figures* for the period ended September 30, 2017, compared to its benchmarks:

		Annualized	Annualized
		Inception** -	Inception*** -
	One Year	September 30, 2017	September 30, 2017
Class A Shares	11.29%	11.39%	—
Class A Shares with load	4.88%	8.07%	—
Class C Shares	—	—	6.51%
Class I Shares	11.51%	11.68%	—
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.44%	1.98%
HFRX Fixed Income - Credit Index	5.39%	2.75%	2.16%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.27%, 3.02% and 2.02%, respectively, for Class A, Class C and Class I shares per the January 30, 2017 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (888) 868-9501.

**	Commencement of operations is October 16, 2015.

***	Commencement of operations is April 6, 2017.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Comparison of the Change in Value of a $10,000 Investment

Deer Park Total Return Credit Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

September 30, 2017

The Fund’s top asset classes and industry sectors as of September 30, 2017, are as follows:

Percent of
Portfolio Composition:	Net Assets
Non - Agency Residential Mortgage Backed Securities	83.3%
Commercial Mortgage Backed Securities	8.2%
Corporate Bond	5.5%
Other Mortgage Backed Securitites	1.3%
Short Term Investment	2.7%
Liabilities in Excess of Other Assets	(1.0)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 83.3%
172,537	ABFC 2004-HE1 Trust, 3.789% due 10/25/2033, 1M Libor + 2.55%	$139,456
625,577	ABFC 2005-HE1 Trust, 1.972% due 3/25/2035, 1M Libor + 0.74%	582,847
338,700	ACE Securities Corp Home Equity Loan Trust Series 2003-FM1, 6.487% due 11/25/2032, 1M Libor + 5.25%	292,762
447,512	ACE Securities Corp Home Equity Loan Trust Series 2003-HE1, 6.487% due 11/25/2033, 1M Libor + 5.25%	403,769
1,330,464	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 4.237% due 04/25/2034, 1M Libor + 3.00%	1,209,935
245,351	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 4.612% due 04/25/2034, 1M Libor + 3.38%	204,177
654,601	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 2.632% due 1/25/2035, 1M Libor + 1.40%	510,626
3,602,905	ACE Securities Corp Home Equity Loan Trust Series 2005-HE3, 2.227% due 05/25/2035, 1M Libor + 0.99%	2,374,110
1,291,069	ACE Securities Corp Home Equity Loan Trust Series 2005-WF1, 4.737% due 05/25/2035, 1M Libor + 3.50%	1,156,236
297,414	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 4.017% due 4/25/2034, 1M Libor + 2.78%	285,527
393,098	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 3.567% due 4/25/2034, 1M Libor + 2.33%	378,551
453,384	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-3, 4.089% due 9/25/2034, 1M Libor + 2.85%	421,491
459,824	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-4, 4.089% due 10/25/2034, 1M Libor + 2.85%	383,846
1,156,536	AFC Home Equity Loan Trust, 1.649% due 06/25/2029, 1M Libor + 0.41%	1,008,865
3,045,328	Alternative Loan Trust 2004-29CB, 5.500% due 1/25/2035	463,880
715,517	Alternative Loan Trust 2005-22T1, 3.833% due 6/25/2035, 1M Libor + 5.07%	99,782
170,321	Alternative Loan Trust 2005-24, 2.140% due 7/20/2035, Federal Reserve U.S. 12 month 1.31%	134,239
761,522	Alternative Loan Trust 2005-65CB, 1.989% due 1/25/2036, 1M Libor + 0.75%	595,495
5,179,131	Alternative Loan Trust 2005-72, 1.597% due 1/25/2036, 1M Libor + 0.36%	3,331,445
569,656	Alternative Loan Trust 2006- J5, 6.500% due 9/25/2036	323,213
763,316	Alternative Loan Trust 2006-36T2, 2.137% due 12/25/2036, 1M Libor + 0.90%	434,743
64,070,801	Alternative Loan Trust 2006-OA10, 1.842% due 8/25/2046	4,347,889
274,091	Alternative Loan Trust 2006-OA11, 1.427% due 9/25/2046, 1M Libor + 0.19%	245,666
32,891,817	Alternative Loan Trust 2006-OA2, 0.000% due 5/20/2046	2,513,808
2,512,395	Alternative Loan Trust 2006-OA6, 1.507% due 7/25/2046, 1M Libor + 0.27%	1,677,381
387,220	Alternative Loan Trust Resecuritization 2006-22R, 6.250% due 5/25/2036	298,269
199,918	American Home Mortgage Assets Trust 2006-2, 1.849% due 9/25/2046, Federal Reserve U.S. 12 month 0.96%	175,635
4,558,901	American Home Mortgage Investment Trust 2005-4, 1.997% due 11/25/2045, 1M Libor + 0.76%	3,509,155
1,066,453	American Home Mortgage Investment Trust 2006-3, 1.467% due 12/25/2046, 1M Libor + 0.23%	761,883
355,569	Ameriquest Mortgage Securities, 3.787% due 04/25/2034, 1M Libor + 2.55%	269,811
2,199,781	Ameriquest Mortgage Securities, 2.917% due 01/25/2035, 1M Libor + 1.68%	1,784,623
491,405	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003 12, 6.239% due 1/25/2034, 1M Libor + 6.00%	519,544
472,517	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-13, 6.239% due 1/25/2034, 1M Libor + 5.85%	474,078
643,196	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-AR2, 4.282% due 5/25/2033, 1M Libor + 3.05%	481,955
1,322,847	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 3.997% due 5/25/2034, 1M Libor + 2.76%	1,097,192
198,688	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 3.338% due 11/25/2034, 1M Libor + 2.10%	169,734
324,926	Amortizing Residential Collateral Trust 2001-BC6, 2.439% due 10/25/2031, 1M Libor + 1.20%	265,007
3,764,955	Amortizing Residential Collateral Trust 2002-BC8, 4.087% due 11/25/2032, 1M Libor + 2.85%	3,409,387
414,596	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2003-W4, 4.412% due 10/25/2033, 144A, 1M Libor + 5.25%	275,551
452,906	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2004-W5, 4.462% due 4/25/2034, 1M Libor + 3.23%	435,127
226,453	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2004-W5, 4.162% due 4/25/2034, 1M Libor + 2.93%	220,775
97,927	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W7, 4.012% due 1/25/2034, 1M Libor + 2.78%	77,345
437,769	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2004-W1, 3.412% due 3/25/2034, 1M Libor + 2.18%	433,648
109,334	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE4, 4.234% due 08/15/2033, 1M Libor + 3.00%	109,162
483,310	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 3.987% due 09/25/2034, 144A, 1M Libor + 2.75%	250,001
425,051	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 3.137% due 09/25/2034, 144A, 1M Libor + 1.90%	315,901
589,654	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 5.362% due 6/25/2034, 1M Libor + 2.55%	517,435
517,096	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 3.787% due 6/25/2034, 1M Libor + 4.13%	396,864
3,046,000	Asset Backed Securities Corp Home Equity Loan Trust Series 2005-HE7, 2.487% due 07/25/2035, 1M Libor + 1.25%	2,654,686
199,370	Asset Backed Securities Corp Home Equity Loan Trust Series 2005-HE2, 2.467% due 02/25/2035, 1M Libor + 1.23%	179,476
1,359,509	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE4, 3.264% due 05/25/2035, 1M Libor + 2.03%	1,091,701
1,872,111	Asset-Backed Pass Through Certificates Series 2002-3, 4.462% due 08/25/2032, 1M Libor + 3.23%	1,087,610
64,252	Banc of America Funding 2004-C Trust, 3.231% due 12/20/2034	58,337
334,804	Banc of America Funding 2005-F Trust, 3.521% due 9/20/2035	311,585
123,759	Banc of America Funding 2005-F Trust, 1.541% due 9/20/2035, 1M Libor + 0.31%	93,021

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 83.3%
2,000,000	Banc of America Funding 2006-D Trust, 1.514% due 5/20/2036, 1M Libor + 0.28%	$1,079,833
1,128,067	BankUnited Trust 2005-1, 1.627% due 9/25/2045, 1M Libor + 0.39%	1,048,144
9,000,000	Bayview Commercial Asset Trust 2007-6, 2.739% due 12/25/2037, 144A, 1M Libor + 1.50%	6,693,842
2,430,000	Bayview Financial Mortgage Pass-Through Trust 2005-C, 2.589% due 6/28/2044, 1M Libor + 1.35%	1,849,418
40,246	Bayview Financial Mortgage Pass-Through Trust 2006-B, 6.038% due 4/28/2036	40,266
255,318	BCAP LLC Trust 2006-AA2, 1.409% due 1/25/2037, 1M Libor + 0.17%	233,590
545,227	BCMSC Trust 2001-A, 8.265% due 12/15/2030, 8.265% due 12/15/2030	328,580
60,352	Bear Stearns ARM Trust 2002-1, 4.161% due 2/25/2024	56,206
212,673	Bear Stearns ARM Trust 2004-6, 3.609% due 9/25/2034	185,621
245,921	Bear Stearns ARM Trust 2004-7, 3.282% due 10/25/2034	235,719
188,445	Bear Stearns ARM Trust 2007-4, 3.590% due 6/25/2047	183,420
618,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1, 5.239% due 10/25/2034, 1M Libor + 4.00%	602,485
293,321	Bear Stearns Asset Backed Securities I Trust 2004-FR2, 4.089% due 6/25/2034, 1M Libor + 2.85%	250,081
912,695	Bear Stearns Asset Backed Securities I Trust 2004-FR3, 4.089% due 9/25/2034, 1M Libor + 2.85%	738,361
336,324	Bear Stearns Asset Backed Securities I Trust 2004-HE10, 3.939% due 12/25/2034, 1M Libor + 2.70%	299,920
227,871	Bear Stearns Asset Backed Securities I Trust 2004-HE6, 5.362% due 8/25/2034, 1M Libor + 4.13%	152,317
244,956	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 6.239% due 8/25/2034, 1M Libor + 5.63%	210,466
209,692	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 3.337% due 8/25/2034, 1M Libor + 2.10%	198,046
836,637	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 3.862% due 9/25/2034, 1M Libor + 2.63%	554,155
614,023	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 3.337% due 9/25/2034, 1M Libor + 2.10%	553,873
410,028	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 3.864% due 11/25/2034, 1M Libor + 2.63%	341,134
218,632	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 3.339% due 11/25/2034, 1M Libor + 2.10%	205,337
1,374,488	Bear Stearns Asset Backed Securities I Trust 2005-HE4, 3.112% due 4/25/2035, 1M Libor + 1.88%	1,143,080
1,181,881	Bear Stearns Asset Backed Securities I Trust 2007-HE2, 1.409% due 3/25/2037, 1M Libor + 0.17%	1,392,449
342,875	Bear Stearns Asset Backed Securities Trust 2003-AC4, 5.658% due 9/25/2033	320,991
214,177	Bear Stearns Asset Backed Securities Trust 2003-AC5, 6.114% due 10/25/2033, 1M Libor + 4.88%	214,254
147,801	Bear Stearns Asset Backed Securities Trust 2003-AC6, 3.887% due 11/25/2033, 1M Libor + 2.65%	126,746
112,358	Bear Stearns Asset Backed Securities Trust 2004-HE1, 5.860% due 2/25/2034, 1M Libor + 6.00%	91,192
331,640	Bear Stearns Asset Backed Securities Trust 2004-HE2, 5.741% due 3/25/2034, 1M Libor + 4.88%	325,943
59,550	Bear Stearns Asset Backed Securities Trust 2004-HE2, 3.862% due 3/25/2034, 1M Libor + 2.63%	58,971
697,016	Bear Stearns Asset Backed Securities Trust 2004-HE2, 3.337% due 3/25/2034, 1M Libor + 2.10%	677,293
153,323	Bear Stearns Asset Backed Securities Trust 2004-SD1, 6.000% due 12/25/2042	139,390
1,125,000	Bear Stearns Asset Backed Securities Trust 2005-SD2, 4.987% due 12/25/2044, 1M Libor + 3.75%	947,250
162,642	Bear Stearns Asset Backed Securities Trust 2007-SD2, 6.000% due 9/25/2046	163,861
67,829	Bear Stearns Asset Backed Securities Trust, 6.239% due 7/25/2034, 1M Libor + 5.63%	55,200
165,587	Bear Stearns Asset Backed Securities Trust, 8.410% due 10/25/2029	171,212
346,164	Bear Stearns Asset Backed Securities Trust, 8.220% due 10/25/2029	338,520
795,665	Bear Stearns Mortgage Funding Trust 2006-AR1, 1.497% due 8/25/2036, 1M Libor + 0.26%	1,263,741
1,498,385	Bear Stearns Mortgage Funding Trust 2006-AR5, 1.447% due 12/25/2046, 1M Libor + 0.21%	3,010,099
374,958	Bear Stearns Mortgage Funding Trust 2007-AR3, 1.377% due 3/25/2037, 1M Libor + 0.14%	355,306
191,830	BellaVista Mortgage Trust 2005-2, 1.486% due 5/20/2045, 1M Libor + 0.50%	165,419
2,400,000	Bsprt 2017-Fl1 Issuer Ltd, 5.485% due 06/15/2027, 144A, 1M Libor + 4.25%	2,412,622
450,699	Carrington Mortgage Loan Trust Series 2004-NC1, 3.562% due 5/25/2034, 1M Libor + 2.33%	389,237
1,262,364	Carrington Mortgage Loan Trust Series 2005-NC1, 2.407% due 2/25/2035, 1M Libor + 1.17%	936,280
1,116,074	Carrington Mortgage Loan Trust Series 2006-FRE1, 1.487% due 4/252036, 1M Libor + 0.25%	882,193
47,637	Carrington Mortgage Loan Trust Series 2006-NC4, 1.337% due 10/25/2036, 1M Libor + 0.10%	47,578
318,997	C-BASS 2007-CB1 TRUST, 1.309% due 1/25/2037, 1M Libor + 0.07%	145,315
655,462	CDC Mortgage Capital Trust 2003-HE2, 4.087% due 10/25/2033, 1M Libor + 2.85%	551,808
387,647	CDC Mortgage Capital Trust 2004-HE1, 3.037% due 6/25/2034, 1M Libor + 1.80%	344,484
1,239,907	CDC Mortgage Capital Trust 2004-HE3, 3.037% due 11/25/2034, 1M Libor + 1.80%	1,128,319
457,344	Centex Home Equity Loan Trust 2001-b, 7.330% due 7/25/2032	415,882
1,285,330	Centex Home Equity Loan Trust 2004-B, 2.814% due 3/25/2034, 1M Libor + 1.58%	1,220,191
4,049,717	Centex Home Equity Loan Trust 2004-C, 2.964% due 6/25/2034, 1M Libor + 1.73%	3,107,627
179,387	Centex Home Equity Loan Trust 2004-D, 2.237% due 9/25/2034, 1M Libor + 1.00%	164,076
56,461	Chase Funding Loan Acquisition Trust Series 2004-OPT1, 3.637% due 6/25/2034, 1M Libor + 2.40%	56,426
154,556	Chase Funding Trust Series 2003-3, 4.885% due 5/25/2032	100,187
120,721	Chase Mortgage Finance Trust Series 2005-S3, 5.500% due 11/25/2035	116,215

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 83.3%
2,700,000	ChaseFlex Trust Series 2007-2, 1.637% due 5/25/2037, 1M Libor + 0.40%	$1,757,814
181,042	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-2, 1.559% due 5/25/2035, 144A	172,907
826,474	CHL Mortgage Pass-Through Trust 2003-58, 3.341% due 2/19/2034	763,243
95,730	CHL Mortgage Pass-Through Trust 2004-2, 3.476% due 3/25/2034	51,501
1,675,552	CHL Mortgage Pass-Through Trust 2004-6, 3.578% due 5/25/2034	1,484,260
87,831	CHL Mortgage Pass-Through Trust 2005-11, 1.507% due 4/25/2035, 1M Libor + 0.27%	86,128
784,575	CHL Mortgage Pass-Through Trust 2005-14, 5.500% due 7/25/2035	500,981
671,315	CHL Mortgage Pass-Through Trust 2005-2, 1.917% due 3/25/2035, 1M Libor + 0.68%	626,032
230,347	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.408% due 2/25/2047	208,868
13,073,000	CIT Mortgage Loan Trust 2007-1, 2.987% due 12/25/2021, 144A, 1M Libor + 1.75%	6,961,238
8,000,000	CIT Mortgage Loan Trust 2007-1, 2.989% due 10/25/2037, 144A, 1M Libor + 1.75%	6,233,842
247,384	Citicorp Mortgage Securities Trust Series 2006-4, 6.000% due 8/25/2036	245,045
228,053	Citicorp Mortgage Securities Trust Series 2007-7, 0.000% due 8/25/2037	179,856
1,612,500	Citicorp Residential Mortgage Trust Series 2006-1, 6.142% due 7/25/2036	1,469,598
6,690,926	Citicorp Residential Mortgage Trust Series 2006-2, 5.996% due 9/25/2036	1,083,871
459,678	Citigroup Mortgage Loan Trust 2005-3, 3.439% due 8/25/2035	354,523
1,700,000	Citigroup Mortgage Loan Trust 2006-HE1, 1.737% due 1/25/2036, 1M Libor + 0.50%	1,380,791
2,401,000	Citigroup Mortgage Loan Trust 2007-2, 6.000% due 11/25/2036	1,838,737
151,968	Citigroup Mortgage Loan Trust 2007-AR8, 3.534% due 7/25/2037	141,459
519,676	Citigroup Mortgage Loan Trust 2007-OPX1, 6.333% due 1/25/2037	367,826
5,403,880	Citigroup Mortgage Loan Trust 2007-WFHE2, 1.887% due 3/25/2037, 1M Libor + 0.65%	2,983,635
39,895	Citigroup Mortgage Loan Trust Inc, 3.497% due 2/25/2034	39,822
64,569	Citigroup Mortgage Loan Trust Inc, 3.622% due 3/25/2034	64,400
465,453	Citigroup Mortgage Loan Trust Inc, 3.097% due 2/25/2035, 1M Libor + 1.86%	421,157
698,179	Citigroup Mortgage Loan Trust Inc, 2.332% due 2/25/2035, 1M Libor + 1.10%	640,874
4,785,770	Citigroup Mortgage Loan Trust Inc, 1.889% due 10/25/2035, 1M Libor + 0.65%	1,728,332
1,173,204	Citigroup Mortgage Loan Trust Inc., 1.499% due 11/25/2035, 1M Libor + 0.26%	949,128
143,549	CitiMortgage Alternative Loan Trust Series 2007-A1, 6.000% due 1/25/2037	135,523
203,925	Countrywide Alternative Loan, 3.276% due 8/25/2035	58,210
99,529	Countrywide Asset-Backed Certificates, 3.907% due 5/25/2032, 1M Libor + 2.67%	77,693
558,011	Countrywide Asset-Backed Certificates, 3.487% due 11/25/2032, 1M Libor + 2.25%	451,415
841,422	Countrywide Asset-Backed Certificates, 3.862% due 12/25/2032, 1M Libor + 2.66%	618,403
142,732	Countrywide Asset-Backed Certificates, 3.789% due 4/25/2033, 1M Libor + 2.55%	125,735
459,690	Countrywide Asset-Backed Certificates, 3.337% due 8/25/2033, 1M Libor + 2.10%	449,095
68,718	Countrywide Asset-Backed Certificates, 3.189% due 2/25/2034	68,855
279,404	Countrywide Asset-Backed Certificates, 3.489% due 7/25/2034, 1M Libor + 2.25%	269,620
63,577	Countrywide Asset-Backed Certificates, 3.112% due 10/25/2034, 1M Libor + 1.88%	54,756
295,521	Countrywide Asset-Backed Certificates, 4.614% due 3/25/2032, 144A, 1M Libor + 3.38%	286,448
417,491	Countrywide Asset-Backed Certificates, 1.687% due 3/25/2047, 144A, 1M Libor + 0.45%	255,171
236,542	Credit Suisse First Boston Mortgage Securities Corp, 3.237% due 10/25/2032, 1M Libor + 2.00%	218,918
647,694	Credit Suisse First Boston Mortgage Securities Corp, 3.239% due 2/25/2035, 1M Libor + 2.00%	610,603
928,113	Credit-Based Asset Servicing & Securitization LLC, 3.189% due 4/25/2032, 1M Libor + 1.95%	767,232
573,151	Credit-Based Asset Servicing & Securitization LLC, 4.237% due 5/25/2032, 1M Libor + 3.00%	569,636
600,690	Credit-Based Asset Servicing & Securitization LLC, 6.862% due 10/25/2032, 1M Libor + 5.63%	552,105
257,793	Credit-Based Asset Servicing & Securitization LLC, 2.662% due 1/25/2033, 1M Libor + 1.43%	256,644
75,143	Credit-Based Asset Servicing & Securitization LLC, 4.237% due 3/25/2034, 1M Libor + 3.00%	74,589
83,183	Credit-Based Asset Servicing & Securitization LLC, 2.332% due 1/25/2035, 1M Libor + 1.10%	83,646
324,485	Credit-Based Asset Servicing & Securitization LLC, 3.939% due 7/25/2035, 1M Libor + 2.70%	305,877
363,000	Credit-Based Asset Servicing & Securitization LLC, 1.867% due 7/25/2035, 1M Libor + 0.63%	314,432
3,505,000	Credit-Based Asset Servicing & Securitization LLC, 5.131% due 9/25/2035, 144A	2,487,498
2,920,000	Credit-Based Asset Servicing & Securitization LLC, 1.937% due 7/25/2036, 144A, 1M Libor + 0.70%	2,564,475
445,000	Credit-Based Asset Servicing & Securitization LLC, 6.114% due 4/25/2037	363,783
1,360,918	Credit-Based Asset Servicing & Securitization LLC, 3.739% due 5/25/2050	1,095,367
179,845	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-10, 5.720% due 5/25/2033	176,600
903,218	CSFB Mortgage-Backed Trust Series 2004-7, 5.929% due 11/25/2034	387,435
441,912	CWABS Asset-Backed Certificates Trust 2005-1, 5.555% due 7/25/2035	426,963

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 83.3%
12,350,000	CWABS Asset-Backed Certificates Trust 2005-17, 1.957% due 5/25/2036, 1M Libor + 0.72%	$3,723,427
783,000	CWABS Asset-Backed Certificates Trust 2005-4, 4.857% due 7/25/2035	228,685
5,000,000	CWABS Asset-Backed Certificates Trust 2005-7, 5.115% due 10/25/2035	3,941,170
2,113,923	CWABS Inc Asset-Backed Certificates Trust 2004-4, 5.739% due 8/25/2033, 1M Libor + 4.50%	1,843,101
49,932	CWABS Inc Asset-Backed Certificates Trust 2004-5, 4.237% due 4/25/2034, 1M Libor + 3.00%	48,718
368,743	CWABS Inc Asset-Backed Certificates Trust 2004-5, 3.562% due 5/25/2034, 1M Libor + 2.33%	357,766
160,914	CWABS Inc Asset-Backed Certificates Trust 2004-5, 2.092% due 8/25/2034, 1M Libor + 0.86%	160,251
1,357,747	Deutsche Management Securities, 1.484% due 5/28/2037, 144A	246,075
40,968	DSLA Mortgage Loan Trust 2004-AR3, 2.337% due 7/19/2044, 1M Libor + 1.10%	36,231
177,781	DSLA Mortgage Loan Trust 2005-AR1, 1.566% due 2/19/2045, 1M Libor + 0.33%	42,328
1,007,443	EMC Mortgage Loan Trust 2002-A, 3.787% due 5/25/2039, 144a	719,361
438,165	EquiFirst Mortgage Loan Trust 2004-3, 5.139% due 12/25/2034, 1M Libor + 3.90%	221,532
681,206	EquiFirst Mortgage Loan Trust 2004-3, 3.864% due 12/25/2034, 1M Libor + 2.63%	617,741
850,860	EquiFirst Mortgage Loan Trust 2005-1, 3.037% due 4/25/2035, 1M Libor + 1.80%	708,362
140,253	Equity One Mortgage Pass-Through Trust 2003-1, 1.957% due 8/25/2033, 1M Libor + 0.72%	139,927
19,279,991	Fannie Mae REMICS, 4.813% due 3/25/2039, 1M Libor + 6.05%	1,753,210
23,160,010	Fannie Mae REMICS, 4.913% due 4/25/2040, 1M Libor + 6.15%	2,633,679
7,452,555	Fannie Mae REMICS, 4.913% due 9/25/2047, 1M Libor + 6.15%	1,683,346
281,641	FBR Securitization Trust, 1.912% due 10/25/2035, 1M Libor + 0.68%	174,652
1,660,836	FFMLT Trust 2005-FFA, 6.114% due 3/25/2025	1,193,887
579,744	Finance America Mortgage Loan Trust 2004-1, 3.412% due 6/25/2034, 1M Libor + 2.18%	432,363
640,958	First Franklin Mortgage Loan Trust 2002-FF4, 2.814% due 2/25/2033, 1M Libor + 1.58%	497,202
458,922	First Franklin Mortgage Loan Trust 2002-FFA, 3.237% due 9/25/2032, 1M Libor + 2.00%	460,245
1,028,201	First Franklin Mortgage Loan Trust 2003-FFH1, 3.864% due 9/25/2033, 1M Libor + 2.63%	923,073
591,477	First Franklin Mortgage Loan Trust 2004-FF7, 3.637% due 8/25/2034, 1M Libor + 2.40%	569,044
715,951	First Franklin Mortgage Loan Trust 2004-FF7, 5.500% due 9/25/2034	468,805
87,842	First Franklin Mortgage Loan Trust 2004-FFB, 4.939% due 6/25/2024	86,959
3,780,000	First Franklin Mortgage Loan Trust 2006-FF5, 1.507% due 4/25/2036, 1M Libor + 0.27%	2,691,418
4,285,664	Freddie Mac REMICS, 5.466% due 2/15/2042, 1M Libor + 6.70%	716,090
9,898,419	Freddie Mac REMICS, 4.866% due 12/15/2044, 1M Libor + 6.10%	1,817,198
4,995,089	Freddie Mac REMICS, 4.866% due 5/15/2047, 1M Libor + 6.10%	1,166,381
6,084,894	Freddie Mac REMICS, 4.866% due 6/15/2047, 1M Libor + 6.10%	1,408,895
694,037	Fremont Home Loan Trust 2004-C, 2.964% due 8/25/2034, 1M Libor + 1.73%	608,572
797,673	GE Capital Mortgage Services Corp. 1999-HE3 Trust, 7.775% due 10/25/2029	857,409
361,352	GE Capital Mortgage Services Inc 1999-HE2 Trust, 7.905% due 7/25/2029	170,133
778,146	GreenPoint Mortgage Loan Trust 2004-1, 1.812% due 10/25/2034, 1M Libor + 0.58%	714,511
4,176,000	GSAA Home Equity Trust 2005-6, 2.437% due 6/25/2035, 1M Libor + 1.20%	3,184,530
5,000,000	GSAA Trust, 2.009% due 6/25/2035, 1M Libor + 0.77%	2,909,002
692,000	GSAA Trust, 5.760% due 11/25/2034	647,116
614,438	GSAMP Trust 2003-HE2, 5.662% due 8/25/2033, 1M Libor + 4.43%	592,631
178,106	GSAMP Trust 2003-SEA, 5.487% due 2/25/2033, 144A, 1M Libor + 4.25%	176,743
662,795	GSAMP Trust 2004-HE2, 4.213% due 9/25/2034, 1M Libor + 3.23%	357,591
103,483	GSAMP Trust 2004-OPT, 3.787% due 11/25/2034, 1M Libor + 2.55%	66,730
89,597	GSAMP Trust 2004-WF, 3.712% due 10/25/2034, 1M Libor + 2.48%	76,385
1,600,000	GSAMP Trust 2005-SD2, 2.689% due 4/25/2035, 144A, 1M Libor + 1.45%	1,157,819
2,601,050	GSAMP Trust 2006-HE3, 1.519% due 05/25/2046, 1M Libor + 0.28%	1,621,154
2,126,778	GSMPS Mortgage Loan Trust 2003-3, 7.089% due 6/25/2043, 144A	1,333,822
41,730	GSR Mortgage Loan Trust 2004-7, 3.121% due 6/25/2034	40,126
3,206,064	GSR Mortgage Loan Trust 2006-4F, 1.587% due 5/25/2036, 1M Libor + 0.35%	1,410,186
1,475,707	GSR Mortgage Loan Trust 2006-9F, 1.589% due 10/25/2036, 1M Libor + 0.35%	553,580
38,468	GSR Mortgage Loan Trust 2006-AR2, 3.442% due 4/25/2036	35,209
958,577	HarborView Mortgage Loan Trust 2004-8, 2.177% due 11/19/2034, 1M Libor + 0.94%	462,431
10,581,869	HarborView Mortgage Loan Trust 2007-1, 1.411% due 3/19/2037, 1M Libor + 0.18%	7,109,764
284,592	Home Equity Asset Trust 2002-2, 3.089% due 6/25/2032, 1M Libor + 1.85%	239,583
1,033,213	Home Equity Asset Trust 2004-4, 3.987% due 10/25/2034, 1M Libor + 2.75%	1,030,883
228,755	Home Equity Asset Trust 2006-2, 1.619% due 5/25/2036, 144A, 1M Libor + 0.38%	218,423

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 83.3%
237,122	Home Equity Asset Trust, 3.787% due 3/25/2033, 1M Libor + 2.55%	$194,752
1,333,643	Home Equity Asset Trust, 4.739% due 3/25/2034, 1M Libor + 3.50%	1,198,531
197,525	Home Equity Asset Trust, 3.739% due 4/25/2034, 1M Libor + 2.50%	184,535
600,138	Home Equity Asset Trust, 3.837% due 8/25/2034, 1M Libor + 2.60%	741,729
770,660	Home Equity Asset Trust, 2.737% due 3/25/2035, 1M Libor + 1.50%	700,258
137,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1.677% due 3/25/2036, 1M Libor + 0.44%	116,461
539,742	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-C, 3.414% due 12/25/2032, 1M Libor + 2.18%	447,966
191,774	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A, 6.445% due 4/25/2033	169,149
547,265	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-B, 4.387% due 11/25/2034, 1M Libor + 3.15%	547,927
464,872	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 3.862% due 3/25/2035, 1M Libor + 2.63%	418,727
435,817	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 3.112% due 3/25/2035, 1M Libor + 1.88%	392,710
232,436	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 2.662% due 3/25/2035, 1M Libor + 1.43%	210,306
412,279	HomeBanc Mortgage Trust 2004-2, 2.214% due 12/25/2034, 1M Libor + 0.98%	370,931
1,406,750	HomeBanc Mortgage Trust 2005-1, 2.487% due 3/25/2035, 1M Libor + 1.25%	1,275,648
13,133	IMC Home Equity Loan Trust 1998-5, 6.560% due 12/20/2029	13,432
755,152	Impac CMB Trust Series 2004-11, 1.977% due 3/25/2035, 1M Libor + 0.74%	691,464
269,114	Impac CMB Trust Series 2004-6, 3.189% due 10/25/2034, 1M Libor + 1.95%	247,610
203,879	Impac CMB Trust Series 2005-2, 3.712% due 4/25/2035, 1M Libor + 2.48%	194,564
237,859	Impac CMB Trust Series 2005-2, 2.362% due 4/25/2035, 1M Libor + 1.13%	220,163
1,333,012	Impac CMB Trust Series 2005-2, 2.002% due 4/25/2035, 1M Libor + 0.77%	1,159,020
159,216	Impac CMB Trust Series 2005-3, 1.837% due 8/25/2035, 1M Libor + 0.60%	134,655
84,903	Impac CMB Trust Series 2005-6, 4.614% due 10/25/2035, 1M Libor + 3.38%	84,277
93,115	Impac Secured Assets CMN Owner Trust, 6.500% due 4/25/2033	83,748
4,067,986	Impac Secured Assets Corp Series 2004-4, 2.887% due 2/25/2035, 1M Libor + 1.65%	2,887,971
162,688	IndyMac INDX Mortgage Loan Trust 2004-AR5, 2.139% due 8/25/2034, 1M Libor + 0.90%	3,396
122,873	IndyMac INDX Mortgage Loan Trust 2004-AR5, 2.039% due 8/25/2034, 1M Libor + 0.80%	112,713
700,999	JP Morgan Mortgage Trust 2005-A1, 3.553% due 2/25/2035	571,186
270,993	JP Morgan Mortgage Trust 2006-A6, 3.355% due 10/25/2036	240,785
173,238	JP Morgan Mortgage Trust 2006-S3, 6.500% due 8/25/2036	149,732
1,199,785	Lehman XS Trust Series 2007-7N, 1.477% due 6/25/2047, 1M Libor + 0.24%	1,046,758
271,105	Long Beach Mortgage Loan Trust 2001-2, 3.676% due 7/25/2031, 1M Libor + 2.93%	425,045
219,265	Long Beach Mortgage Loan Trust 2001-4, 3.712% due 3/25/2032, 1M Libor + 2.48%	201,264
147,677	Long Beach Mortgage Loan Trust 2003-3, 4.012% due 7/25/2033, 1M Libor + 2.78%	147,103
377,279	Long Beach Mortgage Loan Trust 2003-4, 3.862% due 8/25/2033, 1M Libor + 2.63%	384,088
4,513,470	Long Beach Mortgage Loan Trust 2005-1, 2.662% due 2/25/2035, 1M Libor + 1.43%	3,776,323
3,378,700	Long Beach Mortgage Loan Trust 2005-3, 1.709% due 8/25/2045, 1M Libor + 0.71%	2,863,693
314,467	MASTR Alternative Loan Trust 2006-2, 1.637% due 3/25/2036, 1M Libor + 0.40%	66,953
483,795	MASTR Alternative Loan Trust 2006-2, 1.587% due 3/25/2036, 1M Libor + 0.35%	101,447
135,319	MASTR Asset Securitization Trust 2004-3, 5.500% due 3/25/2034	135,672
5,799,000	Mastr Specialized Loan Trust, 1.717% due 2/25/2036, 144A, 1M Libor + 0.48%	4,432,012
828,477	Merrill Lynch Mortgage Investors Trust Series 2003-HE1, 3.712% due 7/25/2034, 1M Libor + 2.48%	696,839
243,421	Merrill Lynch Mortgage Investors Trust Series 2004-HE2, 5.589% due 8/25/2035, 1M Libor + 4.35%	221,864
491,885	Merrill Lynch Mortgage Investors Trust Series 2004-WMC2, 4.014% due 12/25/2034, 1M Libor + 2.78%	460,780
828,187	Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, 6.862% due 9/25/2035, 144A, 1M Libor + 5.63%	790,979
797,778	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3, 3.735% due 9/25/2037	651,623
165,626	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3, 3.315% due 9/25/2037	159,280
140,123	Merrill Lynch Mortgage Investors Trust Series MLMI 2004-A1, 3.308% due 2/25/2034	116,621
90,036	Morgan Stanley ABS Capital I Inc Trust 2003-HE1, 4.087% due 5/25/2033, 1M Libor + 2.85%	88,492
522,990	Morgan Stanley ABS Capital I Inc Trust 2003-NC10, 6.862% due 10/25/2033, 1M Libor + 5.63%	539,948
92,567	Morgan Stanley ABS Capital I Inc Trust 2003-NC4, 4.764% due 4/25/2033	83,830
703,110	Morgan Stanley ABS Capital I Inc Trust 2003-NC5, 6.187% due 4/25/2033, 1M Libor + 4.95%	691,143
299,475	Morgan Stanley ABS Capital I Inc Trust 2003-NC7, 6.862% due 6/25/2033, 1M Libor + 5.63%	295,426
568,546	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 6.239% due 9/25/2033, 1M Libor + 5.63%	488,612
420,215	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 6.239% due 9/25/2033, 1M Libor + 5.40%	393,683
514,425	Morgan Stanley ABS Capital I Inc Trust 2004-HE4, 4.389% due 5/25/2034, 1M Libor + 3.15%	504,078

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 83.3%
1,604,570	Morgan Stanley ABS Capital I Inc Trust 2004-HE6, 3.264% due 8/25/2034, 1M Libor + 2.03%	$1,425,535
186,680	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 3.939% due 9/25/2034, 1M Libor + 2.70%	186,498
344,703	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 3.189% due 9/25/2034, 1M Libor + 1.95%	338,512
1,815,390	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 2.812% due 11/25/2034, 1M Libor + 1.58%	1,566,148
61,113	Morgan Stanley ABS Capital I Inc Trust 2004-NC7, 2.964% due 7/25/2034, 1M Libor + 1.73%	59,759
336,104	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 4.014% due 9/25/2034, 1M Libor + 2.78%	332,585
542,548	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 3.114% due 9/25/2034, 1M Libor + 1.88%	521,381
1,350,834	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 2.662% due 1/25/2035, 1M Libor + 1.43%	1,103,827
1,602,623	Morgan Stanley ABS Capital I Inc Trust 2005-HE1, 2.542% due 12/25/2034, 1M Libor + 1.31%	1,541,343
298,159	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 3.112% due 1/25/2035, 1M Libor + 1.88%	263,466
944,640	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 2.332% due 1/25/2035, 1M Libor + 1.10%	831,600
2,030,810	Morgan Stanley ABS Capital I Inc Trust 2005-NC2, 2.272% due 3/25/2035, 1M Libor + 1.04%	1,084,552
1,610,635	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 2.212% due 2/25/2035, 1M Libor + 0.98%	1,175,306
200,000	Morgan Stanley ABS Capital I Inc Trust 2005-WMC4, 2.289% due 4/25/2035, 1M Libor + 1.05%	158,337
227,680	Morgan Stanley Dean Witter Capital I Inc Trust 2001-NC1, 2.182% due 10/25/2031, 1M Libor + 0.95%	245,387
218,577	Morgan Stanley Dean Witter Capital I Inc Trust 2002-AM2, 3.189% due 5/25/2032, 1M Libor + 1.95%	214,813
503,874	MortgageIT Trust 2005-2, 2.047% due 5/25/2035, 1M Libor + 0.81%	482,291
2,500,000	Nationstar Home Equity Loan Trust 2007-A, 1.519% due 3/25/2037, 1M Libor + 0.28%	2,102,862
539,161	New Century Home Equity Loan Trust 2003-6, 6.001% due 1/25/2034, 1M Libor + 4.76%	524,343
587,399	New Century Home Equity Loan Trust 2004-1, 3.562% due 5/25/2034, 1M Libor + 2.33%	538,555
184,236	New Century Home Equity Loan Trust 2004-3, 2.962% due 11/25/2034, 1M Libor + 1.73%	159,437
2,019,256	New Century Home Equity Loan Trust 2005-1, 2.437% due 3/25/2035, 1M Libor + 1.20%	1,079,288
3,939,211	New Century Home Equity Loan Trust 2005-2, 2.257% due 6/25/2035, 1M Libor + 1.02%	1,995,537
916,929	New Century Home Equity Loan Trust Series 2003-2, 4.237% due 1/25/2033, 1M Libor + 3.00%	860,310
174,454	New Century Home Equity Loan Trust Series 2003-3, 6.862% due 7/25/2033, 1M Libor + 5.63%	144,691
566,986	New Century Home Equity Loan Trust Series 2003-5, 6.000% due 11/25/2033	562,250
2,000,000	New Century Home Equity Loan Trust Series 2005-D, 1.707% due 2/25/2036, 1M Libor + 0.47%	1,240,288
1,281,027	NovaStar Mortgage Funding Trust Series 2004-1, 2.939% due 6/25/2034	1,135,894
98,506	NovaStar Mortgage Funding Trust Series 2004-3, 4.012% due 12/25/2034, 1M Libor + 1.85%	84,462
2,500,000	NovaStar Mortgage Funding Trust Series 2004-4, 3.789% due 3/25/2035, 1M Libor + 2.55%	2,035,522
3,450,000	NovaStar Mortgage Funding Trust Series 2005-1, 3.007% due 6/25/2035, 1M Libor + 1.77%	2,456,364
298,286	Option One Mortgage Loan Trust 2004-1, 3.712% due 1/25/2034, 1M Libor + 2.48%	279,212
439,085	Option One Mortgage Loan Trust 2004-1, 3.262% due 1/25/2034, 1M Libor + 2.03%	417,949
593,107	Option One Mortgage Loan Trust 2004-2, 3.937% due 5/25/2034, 1M Libor + 2.70%	481,450
470,161	Option One Mortgage Loan Trust 2004-2, 2.812% due 5/25/2034, 1M Libor + 1.58%	418,171
771,490	Ownit Mortgage Loan Trust Series 2004-1, 4.014% due 7/25/2035, 1M Libor + 2.78%	1,016,681
6,378,847	Ownit Mortgage Loan Trust Series 2005-3, 1.912% due 6/25/2036, 1M Libor + 0.68%	6,298,202
3,059,204	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WLL, 2.347% due 3/25/2035, 144A, 1M Libor + 1.11%	1,661,909
4,752,590	Park Place Securities Inc Series 2005-WCW1, 1.899% due 9/25/2035, 1M Libor + 0.66%	2,003,138
175,427	People’s Choice Home Loan Securities Trust Series 2004-2, 3.939% due 10/25/2034, 1M Libor + 2.70%	131,344
189,648	People’s Choice Home Loan Securities Trust Series 2004-2, 2.956% due 10/25/2034, 1M Libor + 1.73%	181,141
980,213	Popular ABS Mortgage Pass-Through Trust 2005-A, 2.887% due 6/25/2035, 1M Libor + 1.65%	719,114
700,000	Popular ABS Mortgage Pass-Through Trust 2005-B, 3.137% due 8/25/2035, 1M Libor + 1.90%	660,163
2,998,834	Popular ABS Mortgage Pass-Through Trust 2006-E, 1.519% due 1/25/2037, 1M Libor + 0.28%	1,477,070
695,000	Prime Mortgage Trust 2006-CL1, 1.719% due 2/25/2035, 1M Libor + 0.48%	398,483
992,000	Prime Mortgage Trust 2006-CL1, 1.637% due 2/25/2035, 1M Libor + 0.40%	653,479
267,426	Provident Bank Home Equity Loan Trust 1999-3, 2.077% due 1/25/2031, 1M Libor + 0.84%	233,125
1,022,252	Provident Bank Home Equity Loan Trust 1999-3, 2.017% due 1/25/2031, 1M Libor + 0.78%	921,382
115,905	Quest Trust, 6.114% due 2/25/2034, 144A, 1M Libor + 4.88%	118,920
2,254,410	Quest Trust, 6.231% due 12/25/2033, 144A, 1M Libor + 5.25%	1,988,145
325,067	RAAC Series 2004-SP3 Trust, 3.089% due 9/25/2034, 1M Libor + 1.85%	221,242
545,017	RAAC Series 2007-RP4 Trust, 1.587% due 11/25/2046, 144A, 1M Libor + 0.35%	493,398
175,953	RALI Series 2003-QS9 Trust, 1.687% due 5/25/2018, 1M Libor + 0.45%	173,047
89,804,670	RALI Series 2006-QS12 Trust, 0.466% due 9/25/2036	1,402,215
2,782,835	RALI Series 2007-QH5 Trust, 1.487% due 6/25/2037, 1M Libor + 0.25%	1,085,919
2,218,369	RALI Series 2007-QH7 Trust, 1.509% due 8/25/2037, 1M Libor + 0.27%	955,837

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 83.3%
40,872	RAMP Series 2004-SL1 Trust, 4.737% due 10/25/2031, 1M Libor + 3.50%	$40,769
261,075	RAMP Series 2004-SL1 Trust, 3.137% due 10/25/2031, 1M Libor + 1.90%	260,109
3,750,000	RAMP Series 2005-EFC4 Trust, 1.937% due 9/25/2035, 1M Libor + 0.70%	2,788,554
1,000,000	RAMP Series 2005-EFC4 Trust, 1.867% due 9/25/2035, 1M Libor + 0.63%	890,271
1,161,449	RASC Series 2004-KS1 Trust, 2.812% due 2/25/2034, 1M Libor + 1.58%	1,101,092
1,844,466	RASC Series 2004-KS6 Trust, 5.226% due 7/25/2034	1,121,235
443,629	Renaissance Home Equity Loan Trust 2002-3, 6.487% due 12/25/2032, 1M Libor + 5.25%	295,459
4,050,000	Renaissance Home Equity Loan Trust 2005-3, 5.256% due 11/25/2035	1,959,984
40,278,065	Residential Asset Securitization Trust 2005-A11CB, 0.317% due 10/25/2035	402,003
3,793,476	Residential Asset Securitization Trust 2007-A9, 7.000% due 9/25/2037	1,113,757
12,186	Residential Funding MTGE Sec ADJ, 4.370% due 7/25/2033	12,179
57,787	RFSC Series 2001-RM2 Trust, 3.134% due 6/25/2031	54,337
375,087	SACO I Inc., 6.600% due 4/25/2039, 144A	371,336
719,805	SASCO Mortgage Loan Trust 2004-GEL2, 5.500% due 5/25/2034	596,436
468,365	SASCO Mortgage Loan Trust 2004-GEL2, 5.500% due 5/25/2034	437,940
293,342	Saxon Asset Securities Trust 2002-3, 3.819% due 12/25/2032, 1M Libor + 2.59%	267,989
488,696	Saxon Asset Securities Trust 2003-3, 4.164% due 12/25/2033, 1M Libor + 2.93%	419,162
1,709,557	Saxon Asset Securities Trust 2004-1, 3.459% due 3/25/2035, 1M Libor + 2.63%	429,637
948,250	Saxon Asset Securities Trust 2005-1, 4.270% due 5/25/2035, 1M Libor + 3.53%	172,067
1,000,000	Saxon Asset Securities Trust 2005-3, 2.437% due 11/25/2035, 1M Libor + 1.20%	212,448
5,250,000	Saxon Asset Securities Trust 2006-1, 2.002% due 3/25/2036, 1M Libor + 0.77%	941,570
4,500,000	Saxon Asset Securities Trust 2007-4, 4.239% due 12/25/2037, 144A, 1M Libor + 3.00%	2,240,442
30,746	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 4.237% due 2/25/2034, 1M Libor + 3.00%	25,258
259,036	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 3.412% due 2/25/2034, 1M Libor + 2.18%	243,422
141,886	Securitized Asset Backed Receivables LLC Trust 2004-NC3, 2.919% due 9/25/2034, 1M Libor + 1.68%	120,269
314,554	Security National Mortgage Loan Trust 2005-1, 1.634% due 2/25/2035, 144a	268,959
936,802	Sequoia Mortgage Trust 5, 2.437% due 10/19/2026, 1M Libor + 1.20%	516,639
502,944	Sequoia Mortgage Trust 9, 2.361% due 9/20/2032, 1M Libor + 1.13%	411,874
213,933	Soundview Home Loan Trust 2004-WMC1, 2.437% due 1/25/2035, 1M Libor + 1.20%	197,419
2,644,381	Soundview Home Loan Trust 2006-3, 1.397% due 11/25/2036, 1M Libor + 0.16%	2,482,014
480,000	Soundview Home Loan Trust 2007-OPT2, 1.419% due 7/25/2037, 1M Libor + 0.18%	412,273
174,448	Specialty Underwriting & Residential Finance Trust Series 2003-BC2, 5.737% due 6/25/2034, 1M Libor + 4.50%	151,637
363,156	Specialty Underwriting & Residential Finance Trust Series 2003-BC3, 3.639% due 8/25/2034, 1M Libor + 2.40%	334,485
443,457	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 3.789% due 2/25/2035, 1M Libor + 2.55%	365,682
264,159	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 3.189% due 2/25/2035, 1M Libor + 1.95%	261,064
177,529	Specialty Underwriting & Residential Finance Trust Series 2004-BC3, 3.864% due 7/25/2035, 1M Libor + 2.63%	172,024
406,111	Structured Asset Investment Loan Trust 2003-BC10, 5.739% due 10/25/2033, 1M Libor + 4.50%	384,338
54,405	Structured Asset Investment Loan Trust 2003-BC2, 2.617% due 4/25/2033, 1M Libor + 1.38%	47,395
145,759	Structured Asset Investment Loan Trust 2003-BC4, 6.112% due 6/25/2033, 1M Libor + 4.88%	125,215
851,404	Structured Asset Investment Loan Trust 2003-BC8, 5.737% due 8/25/2033, 1M Libor + 4.50%	689,557
51,197	Structured Asset Investment Loan Trust 2003-BC8, 3.862% due 8/25/2033, 1M Libor + 2.63%	49,857
148,932	Structured Asset Investment Loan Trust 2004-8, 2.167% due 9/25/2034, 1M Libor + 0.93%	149,378
71,562	Structured Asset Investment Loan Trust 2004-9, 4.012% due 10/25/2034, 1M Libor + 2.78%	66,381
512,216	Structured Asset Investment Loan Trust 2004-BNC2, 2.514% due 12/25/2034, 1M Libor + 1.28%	482,574
191,352	Structured Asset Investment Loan Trust, 5.737% due 10/25/2033, 1M Libor + 4.50%	197,269
1,009,754	Structured Asset Mortgage Investments II Trust 2006-AR3, 1.447% due 4/25/2036, 1M Libor + 0.21%	948,866
644,186	Structured Asset Mortgage Investments II Trust 2007-AR4, 1.487% due 9/25/2047, 1M Libor + 0.25%	2,040,857
584,198	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2001-SB1, 3.375% due 8/25/2031	540,612
55,242	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2004-6XS, 5.670% due 3/25/2034	54,711
456,528	Terwin Mortgage Trust 2003-7SL, 8.000% due 12/25/2033, 144A	427,326
260,000	Terwin Mortgage Trust 2007-QHL1, 2.734% due 10/25/2038, 144A, 1M Libor + 1.50%	157,862
177,562	Terwin Mortgage Trust Series TMTS 2003-2HE, 6.000% due 07/25/2034	146,149
111,705	Terwin Mortgage Trust Series TMTS 2003-5SL, 8.000% due 10/25/2034, 144A	112,071
141,393	Terwin Mortgage Trust Series TMTS 2003-8HE, 3.637% due 12/25/2034, 1M Libor + 2.40%	139,827
116,254	Terwin Mortgage Trust Series TMTS 2004-3HE, 2.637% due 3/25/2035, 1M Libor + 1.40%	114,370
1,421,522	Truman Capital Mortgage Loan Trust, 3.987% due 1/25/2034, 144A, 1M Libor + 2.75%	1,319,050
990,284	UCFC Home Equity Loan Trust 1998-D, 7.750% due 4/15/2030	959,285

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued) - 83.3%
161,308	WaMu Mortgage Pass-Through Certificates Series 2003-S10 Trust, 4.720% due 10/25/2018	$159,879
34,840	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS1 Trust, 5.231% due 2/25/2018	34,757
10,720	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS1 Trust, 5.231% due 2/25/2018	10,680
2,658,724	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE5 Trust, 1.299% due 10/25/2036, 1M Libor + 0.06%	1,466,762
1,042,148	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 5.737% due 10/25/2034, 144A, 1M Libor + 4.50%	1,035,305
1,056,238	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 5.000% due 10/25/2034, 144A	990,508
1,210,025	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 4.057% due 10/25/2034, 1M Libor + 2.82%	1,204,295
276,417	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 4.987% due 4/25/2035, 1M Libor + 3.75%	278,376
1,413,547	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 4.987% due 4/25/2035, 144A, 1M Libor + 3.75%	1,373,394
423,892	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, 2.189% due 4/25/2034, 1M Libor + 0.95%	397,180
312,246	Wells Fargo Mortgage Backed Securities 2004-C Trust, 3.325% due 4/25/2034	160,489
943,641	Wells Fargo Mortgage Backed Securities 2004-BB Trust, 3.089% due 1/25/2035	896,171
117,876	Wells Fargo Mortgage Backed Securities 2005-AR8 Trust, 3.361% due 6/25/2035	113,647
	TOTAL NON_AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $294,828,755)	312,128,427

	COMMERCIAL MORTGAGE BACKED SECURITIES - 8.2%
215,294	Bayview Commercial Asset Trust 2005-2, 1.897% due 8/25/2035, 144A, 1M Libor + 0.66%	184,686
215,294	Bayview Commercial Asset Trust 2005-2, 1.857% due 8/25/2035, 144A, 1M Libor + 0.62%	187,354
422,837	Bayview Commercial Asset Trust 2005-2, 1.847% due 8/25/2035, 144A, 1M Libor + 0.61%	380,513
574,117	Bayview Commercial Asset Trust 2005-2, 1.717% due 8/25/2035, 144A, 1M Libor + 0.48%	518,660
1,748,224	Bayview Commercial Asset Trust 2005-3, 2.337% due 11/25/2035, 144A, 1M Libor + 1.10%	1,617,234
647,794	Bayview Commercial Asset Trust 2006-2, 1.659% due 7/25/2036, 144A, 1M Libor + 0.42%	553,593
1,159,771	Bayview Commercial Asset Trust 2006-SP2, 1.799% due 1/25/2037, 144A	924,564
1,081,956	Bayview Commercial Asset Trust 2006-SP2, 1.729% due 1/25/2037, 144A, 1M Libor + 0.49%	893,892
3,486,136	Bayview Commercial Asset Trust 2006-SP2, 1.709% due 1/25/2037, 144A, 1M Libor + 0.47%	2,981,629
796,973	Bayview Commercial Asset Trust 2007-1, 1.529% due 3/25/2037, 144A, 1M Libor + 0.29%	688,575
224,481	Bayview Commercial Asset Trust 2007-1, 1.459% due 3/25/2037, 144A, 1M Libor + 0.22%	213,830
2,961,701	Bayview Commercial Asset Trust 2007-2, 1.554% due 7/25/2037, 144A, 1M Libor + 0.32%	2,585,227
3,993,271	Bayview Commercial Asset Trust 2007-4, 1.789% due 9/25/2037, 144A, 1M Libor + 0.55%	2,925,271
13,628,500	Bayview Commercial Asset Trust 2007-5, 2.734% due 10/25/2037, 144A, 1M Libor + 1.50%	8,915,744
750,000	Bayview Commercial Asset Trust 2008-1, 2.737% due 1/25/2038, 144A, 1M Libor + 1.50%	651,067
2,000,000	Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 3.487% due 4/25/2036, 144A, 1M Libor + 2.25%	1,268,684
1,496,000	Cherrywood SB Commercial Mortgage Loan Trust 2016-1 7.284% due 3/25/2049, 144A	1,534,896
1,500,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1, 5.850% due 2/15/2039, 144A	1,501,734
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2, 5.561% due 7/15/2041	17,908
807,694	JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, 5.623% due 5/12/2045	692,367
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.138% due 4/15/2045	144,992
2,200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.138% due 4/15/2045	249,401
245,706	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10, 5.464% due 1/15/2049	245,507
790,357	Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.365% due 5/15/2043, 144A	737,370
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $29,310,670)	30,614,698

	CORPORATE BONDS - 5.5%
	FINANCIAL - 5.5%
95,275	Cobre Del Mayo SA de CV, 8.750% due 11/15/2021, 144A	—
9,150,000	Ocwen Financial Corp. 8.375% due 11/15/2022, 144A	9,035,625
9,275,000	TitleMax Finance Corp., 8.500% due 9/15/2018, 144A	8,625,750
4,500,000	Transworld Systems Inc 9.500% due 8/15/2021, 144A	2,947,500
	TOTAL CORPORATE BONDS (Cost $21,125,678)	20,608,875

	OTHER MORTGAGE BACKED SECURITIES - 1.3%
921,057	Conseco Finance Securitizations Corp., 7.690% due 3/1/2031	726,601
3,994,065	Conseco Financial Corp., 6.970% due 5/15/2029	3,291,457
132,967	Irwin Home Equity Loan Trust 2006-1, 1.449% due 9/25/2035, 144A, 1M Libor + 0.21%	122,659
257,284	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-AF1, 3.868% due 6/25/2036	231,852
346,188	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-S1, 1.859% due 1/25/2036, 144A, 1M Libor + 0.62%	356,334

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2017

Principal ($)		Fair Value
	OTHER MORTGAGE BACKED SECURITIES (continued) - 1.3%
275,338	Origen Manufactured Housing Contract Trust 2001-A, 7.820% due 3/15/2032	$272,290
	TOTAL OTHER MORTGAGE BACKED SECURITIES (Cost $4,914,261)	5,001,193

	SHORT-TERM INVESTMENT - 2.7%
	MONEY MARKET FUND - 2.7%
10,324,661	Goldman Sachs Financial Square Funds - Government Fund	10,324,661
	Government Fund, to yield 0.904% * (Cost $10,324,661)

	TOTAL INVESTMENTS - 101.0% (Cost $360,504,025) (a)	$378,677,854
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%	(3,618,345)
	NET ASSETS - 100.0%	$375,059,509

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $360,504,025 differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$20,715,506
Unrealized Depreciation:	(2,541,677)
Net Unrealized Appreciation:	$18,173,829

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2017 144A securities amounted to $99,233,812 or 26.5% of net assets.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2017

ASSETS
Investment in securities (identified cost $360,504,025), at fair value	$378,677,854
Interest receivable	1,207,771
Receivable for Fund shares sold	707,871
Receivable for securities sold	155,031
Cash	5,002
Prepaid expenses and other assets	41,994
TOTAL ASSETS	380,795,523

LIABILITIES
Payable for investments purchased	2,816,552
Payable for Fund shares redeemed	2,292,198
Investment advisory fees payable	502,438
Payable to related parties	37,956
Distribution (12b-1) fees payable	14,900
Accrued expenses and other liabilities	71,970
TOTAL LIABILITIES	5,736,014
NET ASSETS	$375,059,509

Net Assets Consist Of:
Paid in capital	$385,431,188
Accumulated net realized gain from security transactions	(28,545,508)
Net unrealized appreciation of investments	18,173,829
NET ASSETS	$375,059,509

Net Asset Value Per Share:
Class A Shares:
Net Assets	$66,837,484
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,882,769
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.36
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$12.05

Class C Shares:
Net Assets	$842,495
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	74,168
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.36

Class I Shares:
Net Assets	$307,379,530
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	27,030,232
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.37

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

STATEMENT OF OPERATIONS

For the Year September 30, 2017

INVESTMENT INCOME
Dividend Income	$269
Interest income	8,598,925
TOTAL INVESTMENT INCOME	8,599,194

EXPENSES
Investment advisory fees	3,406,333
Distribution (12b-1) Fees:
Class A	90,420
Class C	3,313
Administrative services fees	187,050
Non 12b-1 shareholder servicing	119,355
Registration fees	91,884
Accounting services fees	58,574
Printing and postage expenses	53,059
Professional fees	41,996
Transfer agent fees	34,630
Custodian fees	24,654
Compliance officer fees	19,001
Trustees fees and expenses	11,033
Insurance expense	400
Other expenses	8,755
TOTAL EXPENSES	4,150,457

Less: Fees waived by the Adviser	(353,690)

NET EXPENSES	3,796,767
NET INVESTMENT INCOME	4,802,427

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	407,955
Net change in unrealized appreciation on investments	16,426,040

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,833,995

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,636,422

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30, 2017	September 30, 2016 **
FROM OPERATIONS
Net investment income	$4,802,427	$1,227,389
Net realized gain from security transactions	407,955	16,073
Net change in unrealized appreciation of investments	16,426,040	1,747,789
Net increase in net assets resulting from operations	21,636,422	2,991,251

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,358,837)	(448,323)
Class C ***	(8,472)
Class I	(6,157,425)	(796,792)
From return of capital:
Class A	(399,674)	(139,965)
Class C ***	(5,178)
Class I	(1,859,284)	(340,837)
Net decrease in net assets resulting from distributions to shareholders	(9,788,870)	(1,725,917)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	60,177,868	17,445,520
Proceeds from fund reorganization	1,102,697
Class C ***	267,005
Proceeds from fund reorganization	727,461
Class I	289,720,357	34,002,818
Proceeds from fund reorganization	3,541,051
Net asset value of shares issued in reinvestment of distributions:
Class A	1,203,289	564,276
Class C ***	13,498
Class I	6,709,910	988,616
Payments for shares redeemed:
Class A	(12,567,004)	(4,029,447)
Class C ***	(192,458)
Class I	(35,640,108)	(2,088,726)
Net increase in net assets resulting from shares of beneficial interest	315,063,566	46,883,057

TOTAL INCREASE IN NET ASSETS	326,911,118	48,148,391

NET ASSETS
Beginning of Period	48,148,391	—
End of Period*	$375,059,509	$48,148,391
*Includes undistributed net investment loss of:	$—	$—

**	The Deer Park Fund Class A and Class I commenced operations on October 16, 2015.

***	The Deer Park Fund Class C commenced operations on April 6, 2017.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	September 30, 2017	September 30, 2016 **
SHARE ACTIVITY
Class A:
Shares sold	5,428,746	1,694,924
Shares sold from reorganization	101,467
Shares reinvested	108,890	54,163
Shares redeemed	(1,118,488)	(386,933)
Net increase in shares of beneficial interest outstanding	4,520,615	1,362,154

Class C ***:
Shares sold	23,445
Shares sold from reorganization	66,905
Shares reinvested	1,201
Shares redeemed	(17,383)
Net increase in shares of beneficial interest outstanding	74,168

Class I:
Shares sold	26,136,249	3,266,561
Shares sold from reorganization	325,494
Shares reinvested	603,497	94,665
Shares redeemed	(3,196,217)	(200,017)
Net increase in shares of beneficial interest outstanding	23,869,023	3,161,209

**	The Deer Park Fund Class A and Class I commenced operations on October 16, 2015.

***	The Deer Park Fund Class C commenced operations on April 6, 2017.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
Class A	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.64	$10.00
Activity from investment operations:
Net investment income (2)	0.26	0.44
Net realized and unrealized gain on investments	0.92	0.64
Total from investment operations	1.18	1.08
Less distributions from:
Net investment income	(0.39)	(0.34)
Return of capital	(0.07)	(0.10)
Total distributions	(0.46)	(0.44)
Net asset value, end of period	$11.36	$10.64
Total return (3)	11.29%	10.97	% (6)
Net assets, at end of period (000s)	$66,837	$14,493
Ratio of gross expenses to average net assets (4)	2.43%	3.25	% (5)
Ratio of net expenses to average net assets	2.24%	2.24	% (5)
Ratio of net investment income to average net assets	2.38%	4.82	% (5)
Portfolio Turnover Rate	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class A shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Period Ended
Class C	September 30, 2017 (1)
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.02
Net realized and unrealized gain on investments	1.54
Total from investment operations	1.56
Less distributions from:
Net investment income	(0.13)
Return of capital	(0.07)
Total distributions	(0.20)
Net asset value, end of period	$11.36
Total return (3)(6)	6.51%
Net assets, at end of period (000s)	$842
Ratio of gross expenses to average net assets (4)(5)	3.18%
Ratio of net expenses to average net assets (5)	2.99%
Ratio of net investment income to average net assets (5)	0.41%
Portfolio Turnover Rate (6)	10%

(1)	The Deer Park Total Return Credit Fund Class C shares commenced operations on April 6, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
Class I	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$10.65	$10.00
Activity from investment operations:
Net investment income (2)	0.29	0.49
Net realized and unrealized gain on investments	0.91	0.62
Total from investment operations	1.20	1.11
Less distributions from:
Net investment income	(0.41)	(0.35)
Return of capital	(0.07)	(0.11)
Total distributions	(0.48)	(0.46)
Net asset value, end of period	$11.37	$10.65
Total return (3)	11.51%	11.32	% (6)
Net assets, at end of period (000s)	$307,380	$33,655
Ratio of gross expenses to average net assets (4)	2.18%	3.00	% (5)
Ratio of net expenses to average net assets	1.99%	1.99	% (5)
Ratio of net investment income to average net assets	2.64%	5.07	% (5)
Portfolio Turnover Rate	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class I shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1.	ORGANIZATION

The Deer Park Total Return Credit Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund commenced operations on October 16, 2015.

The Fund currently offers Class A shares, Class C shares and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the Adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Non - Agency Residential Mortgage Backed Securities	$—	$312,128,427	$—	$312,128,427
Commercial Mortgage Backed Securities	—	30,614,698	—	30,614,698
Corporate Bond	—	20,608,875	—	20,608,875
Other Mortgage Backed Securities	—	5,001,193	—	5,001,193
Short Term Investment	10,324,661	—	—	10,324,661
Total	$10,324,661	$368,353,193	$—	$378,677,854

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature.

To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open 2016 tax year, or expected to be taken in the Fund’s 2017 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Should the Fund invest in derivative instruments, it would be exposed to market risk and would be disclosed in the portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk would exist if that part of the Fund’s cash were held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $341,230,691 and $16,981,386, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Deer Park Road Management Company, LP, Inc. as the primary sub-adviser (the “Sub-Adviser”) to the Fund. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund.

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.84% of the Fund’s average daily net assets. For the year ended September 30, 2017, the Fund incurred $3,406,333 in advisory fees of which $502,438 is payable as of September 30, 2017 and included in the Statement of Assets and Liabilities under the Liabilities section.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 30, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)), not incurred in the ordinary course of the Fund’s business) do not exceed 2.24% per annum of Class A average daily net assets, 2.99% per annum of Class C average daily net assets and 1.99% per annum for Class I average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2017, the Adviser waived fees of $353,690 pursuant to the Waiver Agreement.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2019	9/30/2020
$246,743	$353,690

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

“Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Co-Advisers. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2017, the Fund paid $90,420 and $3,313 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2017, the Distributor received $183,405 from front-end sales charges of which $26,853 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$7,524,734	$1,245,115
Long-Term Capital Gain	—	—
Return of Capital	2,264,136	480,802
	$9,788,870	$1,725,917

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(2,362,147)	$(26,183,361)	$—	$18,173,829	$(10,371,679)

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,362,147.

At September 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Capital Loss
Non-Expiring	Non-Expiring	Carryforward
Short-Term	Long-Term	Limitation	Total
$7,823	$—	26,175,538	$26,183,361

As a result of the acquisition of another Fund, $8,501,390 and $17,674,148 of short-term and long-term capital loss carryover, respectively, remains to be recognized in future years. This amount is subject to an annual limitation of $54,110 under tax rules.

Permanent book and tax differences, primarily attributable to tax adjustments for paydowns and tax treatment of a target fund’s capital loss carryforward acquired as a result of a merger resulted in reclassifications for the Fund for the fiscal year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$26,229,648	$2,722,307	$(28,951,955)

6.	TRANSFER OF NET ASSETS

On April 7, 2017, the Fund acquired the fair value assets and certain liabilities of the Sandalwood Opportunity Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquiring Fund			Acquired Fund
Deer Park Total Return Credit Fund			Sandalwood Opportunity Fund
		Shares			Shares
	Net Assets	Outstanding		Net Assets	Outstanding
Class A	$33,734,620	3,106,264	Class A	$1,102,697	152,940
Class C	11	1	Class C	727,461	99,789
Class I	140,553,313	12,932,585	Class I	3,541,051	490,450

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.663293, 0.670653 and 0.664213 of Class A, Class C and Class I shares, respectively, of the Fund.

The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the

Deer Park Total Return Credit Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $10,555 accumulated net realized loss of $26,225,957. Total net assets of the Fund immediately after the transfer were $179,659,153. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Deer Park Total Return Credit Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Deer Park Total Return Credit Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2017, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deer Park Total Return Credit Fund as of September 30, 2017, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2017

Deer Park Total Return Credit Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2017

As a shareholder of the Deer Park Total Return Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Deer Park Total Return Credit Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$ 1,071.50	$11.61	2.24%
Class C ***	1,000.00	1,065.10	14.97	2.99
Class I	1,000.00	1,072.60	10.34	1.99

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Class A	$1,000.00	$1,013.86	$11.28	2.24%
Class C ***	1,000.00	1,010.08	15.07	2.99
Class I	1,000.00	1,015.09	10.05	1.99

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

***	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (177) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2017

Deer Park Total Return Credit Fund (Sub-Adviser – Deer Park Road Management Company, L.P.)

In connection with the regular meeting held on August 22-23, 2017 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisers, LLC and Deer Park Road Management Company, L.P. (“Deer Park”), with respect to the Deer Park Total Return Credit Fund. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that Deer Park, founded in 2003, was a multi-fund investment adviser and managed approximately $1.7 billion in assets. The Trustees noted that its primary focus was investing in distressed real estate and asset-backed fixed income securities servicing high net worth individuals and institutions. The Trustees reviewed the background information of the key personnel responsible for sub-advising the Fund, taking into consideration their education and financial industry experience. The Trustees noted that the sub-adviser utilized an investment process that was based on fundamental research and in-house credit risk management, independent of the major rating agencies, to analyze and evaluate a broad universe of shorter-term asset-backed securities and sought liquid under-valued investments. The Trustees discussed the sub-adviser’s risk management approach and its brokerage selection process. The Trustees acknowledged that the sub-adviser and adviser appeared to complement each other well. After further discussion, the Trustees considered the adviser’s recommendation that Deer Park continue to be engaged as sub-adviser to the Deer Park Total, and concluded that the sub-adviser should continue to provide high quality service to the Funds, adviser and shareholders.

Performance.

The Trustees noted that Deer Park’s management team had substantial experience and impressive results with the sub-advised portion of the Fund. The Trustees observed that the majority of the Fund’s portfolio was invested in non-agency residential mortgaged-backed securities issued prior to the financial crisis between 2002 and 2007. The Trustees discussed at length the Sharpe ratio of the Fund as a reflection of the success of the Fund’s strategy. The Trustees highlighted that the Fund was ranked first with respect to its Sharpe ratio in both its peer group and its Morningstar category since inception.

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2017

Fees and Expenses.

The Trustees discussed the sub-advisory fee structure. The Trustees noted that the sub-adviser received a varying portion of the net advisory fee (1.84% minus the amount of any fee waiver) with the allocation among the adviser and sub-adviser adjusting based on the impact of the fee waiver. The Trustees noted that the sub-advisory fee compared favorably to the fee the sub-adviser generally charged to its other accounts where those arrangements include a performance fee. After further discussion, the Trustees concluded that the fees were not unreasonable.

Profitability.

The Trustees reviewed a profitability analysis provided by the sub-adviser. They noted the sub-adviser had yet to realize profit in connection with its relationship with the Fund. They discussed the impact of the fee waiver on the sub-advisory fees paid. After a discussion, the Trustees concluded that excessiveness of the sub-adviser’s profitability was not a concern at this time.

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Deer Park Total.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2017

Princeton Fund Advisors, LLC – Adviser to Deer Park Total Return Credit Fund

In connection with the regular meeting held on August 22-23, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA”) and the Trust, with respect to the Deer Park Total Return Credit Fund referred to as the (“Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.

The Trustees noted that PFA was established in 2001 and provided alternative asset management strategies to institutional and individual clients worldwide, while acting in the capacity of adviser or co-adviser to several mutual funds. They considered that PFA currently had over $2.4 billion of assets under management. The Trustees reviewed the professional and education backgrounds of the key personnel responsible for servicing the Fund. The Trustees recognized that PFA performed due diligence and oversight of its sub-adviser, Deer Park, to ensure that the Fund was managed within investment guidelines as outlined in the Fund’s prospectus, rather than making day-to-day investment decisions. The Trustees noted favorably that PFA’s due diligence process combined risk management, experienced portfolio construction and portfolio monitoring supported by a comprehensive supervision process. The Trustees noted that PFA provided active operational management to the Fund, including managing the onboarding process of approved broker dealers, managing the prime broker relationships and working with the Fund’s service providers. The Trustees observed that while Deer Park provided the first level of risk management, PFA demonstrated a solid risk management culture that addressed and monitored the key risks of the Fund’ strategy by having regular communication with Deer Park and reviewing diversification, security duration, liquidity and interest rates. The Trustees confirmed their familiarity and comfort with the adviser, as it acted as adviser to other series of the Trust, and acknowledged that PFA’s expertise and resources made the adviser duly qualified to oversee its sub-adviser and the Fund. The Trustees agreed that it was satisfied with PFA’s full engagement at all levels of the Fund’s operations and concluded that the adviser should continue to provide high quality service to the Fund for the benefit of its shareholders.

Performance.

The Trustees discussed the Fund’s strategy and noted its objective of seeking income and capital appreciation. The Trustees noted that the Fund, with less than a three-year track record, was not yet rated by Morningstar, but that the Fund had returned 9.66% in the one-year period placing it in the top quartile of its category. The Trustees observed that the Fund significantly outperformed

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2017

its peer group, Morningstar category and benchmark, the Bloomberg Barclay’s US Aggregate Bond Index, for all time periods. The Trustees highlighted that over the three-year period, the Fund had an annualized return of 9.92% with a standard deviation of 2.38% and a Sharpe ratio of 3.8. The Trustees considered the adviser’s confidence that its approach would continue to perform favorably over time. After further discussion, the Trustees agreed that the adviser had shown the ability to improve performance and produce good returns over long periods.

Fees and Expenses.

The Trustees noted that PFA charged an advisory fee of 1.84%. They noted that the fee was significantly higher than all other comparable groups. The Trustees discussed and determined that while the advisory fee and net expense ratio were the highest in the Morningstar category and the peer group, this was largely due to the unique nature of the Fund’s strategy and noted that neither the peer group nor its Morningstar category were ideal comparisons to the Fund. The Trustees considered at length the adviser’s analysis of the funds in its peer group and Morningstar category, including that the groups were diverse and the funds included employed very different investment strategies and had different objectives and levels of management talent. After further discussion, in consideration of the totality of the circumstances, the Trustees concluded that the fee was not unreasonable.

Profitability.

The Trustees reviewed the profitability analysis provided by the adviser. They noted the adviser indicated it had not yet realized a profit in connection with its relationship with the Fund. After further discussion, the Trustees concluded that excessive fees were not a concern at this time.

Economies of Scale.

The Trustees considered whether there were economies of scale with respect to the management of the Fund. They noted that the adviser had indicated that, at this time, it did not believe that breakpoints were appropriate. The Trustees noted, however, the adviser’s willingness to reconsider the matter as the Fund grows to a certain asset level and the adviser’s estimation of when this might occur. After discussion, it was the consensus of the Trustees that based on the current size of the Fund, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Conclusion.

Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that renewal of the Advisory Agreement was in the best interests the shareholders of Deer Park Total.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

Deer Park Total Return Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISERS
Princeton Fund Advisors, LLC
1125 17th Street, Suite 1400
Denver, CO 80202

INVESTMENT SUB-ADVISERS
Deer Park Road Management Company, LP
1865 Ski Time Square, Suite 102
Steamboat Springs, CO 80477

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $27,500

2016 - $20,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(b)	Tax Fees

2017 - $3,750

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)	All Other Fees

2017 – None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,750

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/17

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/08/17